Exhibit 32

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

We, Peter J. Gundermann and David C. Burney, Chief Executive and Chief Financial Officers of Astronics Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/  Peter J. Gundermann
Peter J. Gundermann
Title: Chief Executive Officer

Dated: March 27, 2006

/s/  David C. Burney
David C. Burney
Title: Chief Financial Officer

Dated: March 27, 2006

This certification shall not be deemed “filed’ for any purpose, nor shall it be deemed incorporated by reference into any filing, under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless such incorporation is expressly referenced therein.